SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                                Thomas B. Olson
                                ---------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
     (4) Proposed Maximum aggregate value of transaction:______________
     (5) Total Fee Paid:_______________________________________________

[ ]  Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
(2) Form, Schedule or Registration Statement No.:____________
(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  EQUITEX, INC.
                            7315 EAST PEAKVIEW AVENUE
                      GREENWOOD EXECUTIVE PARK, BUILDING 8
                            ENGLEWOOD, COLORADO 80111
 -------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON __________ __, 1998
--------------------------------------------------------------------------------

TO THE STOCKHOLDERS OF EQUITEX, INC.:

     A Special Meeting of the Stockholders of Equitex, Inc., a Delaware corporation (the "Company"), will be held at the offices of Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, 1400 Glenarm Place, Third Floor, Denver,
Colorado  80202,  on  ___________  __, 1998 at _____ _.m.  local  time,  for the following purposes:

     1. To consider and vote upon a proposal to authorize the Company to change the nature of its business and withdraw its election as a business development company under the Investment Company Act of 1940, as amended. (Passage of this proposal requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the meeting.)

     2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposal of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposal set forth in the accompanying Proxy Statement.

     Only holders of record of common stock at the close of business on __________ __, 1998 will be entitled to notice of and to vote at this Meeting, or any postponements or adjournments thereof.

___________ __, 1998                   By Order of the Board of Directors:

                                       Thomas B. Olson
                                       Secretary

IN ORDER TO ASSURE THE PRESENCE OF A QUORUM AND AVOID UNNECESSARY EXPENSE TO ALL STOCKHOLDERS, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                                  EQUITEX, INC.
                            7315 EAST PEAKVIEW AVENUE
                      GREENWOOD EXECUTIVE PARK, BUILDING 8
                            ENGLEWOOD, COLORADO 80111

                                 PROXY STATEMENT

                                                          _____________ __, 1998

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Equitex, Inc. (the "Company") to be used at the Special Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. (local time), on ___________ __, 1998 at the offices of Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, 1400 Glenarm Place, Third Floor, Denver, Colorado 80202, and any adjournment or postponements thereof. The Proxy Statement and form of Proxy will first be mailed to stockholders on or about _________ __, 1998.


                              REVOCABILITY OF PROXY

     If the enclosed form of Proxy is signed and returned, it will be voted on the proposal as indicated by the stockholder. A stockholder may revoke its previously delivered Proxy at any time prior to its use by (i) giving notice of revocation in writing to the Secretary of the Company which is delivered prior to or at the Meeting, (ii) signing a later dated proxy and delivering it to the Company prior to the Meeting, or (iii) voting in person at the Meeting.


                                  SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                                VOTING SECURITIES

     Holders of record of the Company's common stock, $.02 par value (the "Common Stock"), at the close of business on ___________ __, 1998 (the "Record Date") will be entitled notice of the Meeting and to vote on all matters presented at the Meeting. On the Record Date the Company had outstanding _________ shares of Common Stock. Each stockholder is entitled to one vote per share of Common Stock held of record. The only outstanding class of voting securities of the Company is the Common Stock. One-third of the shares of Common Stock issued and outstanding on the Record Date (______________ shares) represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting.

     Upon the determination that a quorum is present for the transaction of business, the vote required for approval of Proposal Number One is the affirmative vote of a majority of the Company's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "IC Act"), a "majority of the outstanding voting securities" means the lesser of either (i) more than 50% of the outstanding voting securities of the Company or (ii) 67% or more of the outstanding voting securities present at the meeting, if the quorum present at the Meeting is made up of more than 50% of the outstanding voting securities of the Company.


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Set forth below is information as to certain persons known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and the beneficial ownership of the Company's directors, individually, and officers and directors as a group as of _________ __, 1998:

                                    Shares owned
Name and address of                  beneficially                   Percent
 beneficial owner                  and of record (1)                of Class
-------------------               -------------------               --------

Henry Fong                              881,329 (2)(3)(4)             24.0%
7315 E. Peakview Ave.
Englewood, CO  80111

Unnamed Association                     187,500 (5)                    5.4%
of Persons
c/o Gary L. Blum, Esq.
9595 Wilshire Blvd.
Suite 511
Beverly Hills, CA  90212

                                    Shares owned
Name and address of                  beneficially                   Percent
 beneficial owner                  and of record (1)                of Class
-------------------               -------------------               --------
Russell L. Casement                     75,000 (6)                     2.1%
1355 South Colorado Blvd.
Suite 320
Denver, CO  80202

Aaron A. Grunfeld                       59,800 (6)                     1.7%
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA  90025

Officers and directors               1,021,129 (2)(3)(4)              27.4%
as a group (four                              (7)(8)
persons)
----------

(1) The beneficial owners exercise sole voting and investment power except to the extent otherwise provided herein.

(2) Includes 206,545 shares underlying options granted under the Company's 1993 Stock Option Plan.

(3) Includes 15,000 shares of common stock owned by Mr. Fong's spouse and of which Mr. Fong disclaims beneficial ownership.

(4) Includes 579,534 shares owned by a partnership in which Mr. Fong is a general partner.

(5) Based upon a Schedule 13D filed with the Securities and Exchange Commission on September 30, 1993.

(6) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors.

(7) Includes 100,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors.

(8) Includes 5,000 shares underlying options granted under the Company's 1993 Stock Option Plan which are owned by an officer of the Company not named in this table.

     At the Company's Annual Meeting of Stockholders held on December 30, 1997, a person who attended the meeting stated that one of his relatives, whom he was representing at the meeting, owns approximately 1,200,000 shares or approximately 30% of the outstanding shares of Common Stock of the Company. The Company has never received any Schedule 13D or amendment thereto directly from any person reporting ownership of 30% of the Company's common stock, nor was the Company able to locate any filing to this effect made with the Securities and Exchange Commission.

     No change in control of the Company has occurred since the beginning of the last calendar year.

     The Company does not know of any arrangements, the operation of which may, at a subsequent date, result in a change in control of the Company.

                               PROPOSAL NUMBER ONE
                 WITHDRAWAL OF ELECTION OF COMPANY'S STATUS AS A
                          BUSINESS DEVELOPMENT COMPANY


     The Company has elected status as a business development company ("BDC") as that term is defined in Section 54 of the IC Act. As such, the Company is subject to a number of provisions relating to BDCs rather than all of the provisions of the IC Act applicable to registered investment companies. Section 58 of the IC Act provides that a BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless it is authorized to do so by a majority of its outstanding voting securities.

     If the Company's stockholders approve withdrawal of the Company's BDC election, the withdrawal will become effective only upon the Securities and Exchange Commission's receipt of the Company's notice of election of withdrawal. After the Company's withdrawal of its BDC election becomes effective with the Securities and Exchange Commission, the Company will no longer be subject to the regulatory provisions of the IC Act for BDCs, such as insurance, custody, composition of the board, affiliated transactions and compensation arrangements. Even after the Company withdraws its election as a BDC, the Company will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under the Exchange Act, the Company would continue to file periodic reports on Form 10-KSB and Form 10-QSB, as well as reports on Form 8-K and proxy statements and any other reports required under the Exchange Act.

     The Company recently has been advised by Nasdaq that it plans to delist the Company from the Nasdaq National Market because the Company currently does not meet the Nasdaq National Market maintenance standards. The Company has appealed Nasdaq's determination and has requested a hearing which has not yet been set. If Nasdaq ultimately determines to remove the Company from the Nasdaq National

Market, the Company will request that it be moved from the Nasdaq National Market to the Nasdaq SmallCap Market. The Company does not anticipate that its status on Nasdaq will be affected by the proposed withdrawal of its BDC election.

REASONS FOR WITHDRAWAL AS A BDC

     On numerous occasions the Company's Board of Directors has evaluated the feasibility of the Company continuing its election as a BDC and, on December 19, 1997, the Board of Directors unanimously determined that it would be in the best interest of the Company and its stockholders to seek stockholder approval to withdraw the Company's election as a BDC.

     In making the determination to present this proposal to the Company's stockholders for approval, the Board of Directors considered a number of factors. Over the years since the Company has operated as a BDC, the business, regulatory and financial climates have gradually changed. It has become increasingly more difficult for companies similar in size to the Company to become listed on Nasdaq and to raise capital for the purpose of building the Company's portfolio of securities. These factors, combined with the fact that the Company is not actively involved with the management of any of its investee companies, result in the Company having little control maintaining stability in the valuation of its portfolio securities following the Company's initial investment decision.

     At September 30, 1997, the Company's total assets were approximately $5,879,102. These assets consisted of investments in securities valued at their fair value of $5,481,555, cash of $321,747 (of which $300,000 is held in an escrow account), and other assets of $72,800. Of the Company's investment securities, its holdings in IntraNet Solutions, Inc. are its most significant asset. At September 30, 1997, the Company's 645,085 shares of common stock of IntraNet Solutions, Inc. had a cost and/or equity basis of $1,417,610 and a fair value of $4,719,610.

     The Company owns 4,979,437 shares of common stock of RDM Sports Group ("RDM") and these investment securities were a significant asset until RDM filed Chapter 11 bankruptcy petitions with the U.S. Bankruptcy Court on August 29, 1997. Following the initiation of this bankruptcy proceeding, the fair value of the Company's investment in RDM was substantially reduced so that at September
30, 1997 the Company had a cost and/or equity basis of $1,088,815 in its investment in RDM and the fair value of the RDM common stock and bonds owned by the Company was reduced to $11,481.

     After careful consideration of these and other relevant factors, the Board of Directors has determined that the stockholders' return on assets is not likely to warrant continued operations as a BDC over the long term. The Board believes that the Company would be more likely to achieve greater stability in the valuation of its assets and to prosper if the Company were to discontinue operations as a BDC to become a company owning and operating an ongoing business. In addition, by withdrawing its election as a BDC, the Company would no longer be burdened with the restrictions and additional costs of complying with the IC Act rules and regulations which are associated with its current BDC status.

     The Board of Directors has adopted a plan to obtain stockholder approval for the Company to withdraw as a BDC, with the intent of becoming an operating company. The Company is actively pursuing business opportunities to acquire or otherwise purchase an ongoing business or, in the alternative, target an appropriate merger candidate. The Company has not reached a level in its discussions which would lead it to believe that any particular acquisition, purchase or merger is likely to occur with any of the opportunities it has pursued to date; however, based on the types of discussions held so far, the Company believes that a transaction of this nature could be completed within the next six to twelve months. Further, the Board believes that if the Company has the flexibility and authority to withdraw as a BDC prior to entering into any definitive acquisition or merger agreement, the Company will increase its ability to attract interested businesses which it may acquire or consider merging with.

     The Company does not intend to file its election to withdraw as a BDC with the Securities and Exchange Commission until such time as it is relatively certain that it will qualify as an operating business rather than an investment company. A voluntary election to withdraw as a BDC becomes effective upon filing with the Securities and Exchange Commission unless a later date is specified in the election form. The Board of Directors has opted for this approach because it believes that if it does not qualify as an operating company within a short period of time after the Company withdraws i9ts election as a BDC, the Company could possibly be considered an unregistered investment company which is not in compliance with the IC Act.

EFFECT OF WITHDRAWAL OF BDC ELECTION ON THE COMPANY'S FINANCIAL STATEMENTS

     As an operating company, the nature of the Company's business will change from investing in a portfolio 9of securities to achieve gains on appreciation and dividend income, to becoming actively engaged in the management of a business for the generation of income from those operations. Thus, withdrawal of the Company's election as a BDC will result in a significant change in the Company's method of accounting from the value method of accounting required of investment companies to either fair value or historical cost accounting, depending on the classification of the investment and the Company's intent with respect to the period it intends to hold the investment.

     Solely for the purpose of providing the stockholders an example of the effect of changing methods of accounting upon the Company's withdrawal of its BDC election, the Company has prepared pro forma financial statements as of September 30, 1997 with the assumption that the Company withdrew its BDC election effective January 1, 1997. These pro forma financial statements are included as Exhibit A to this proxy statement. IN READING THESE ILLUSTRATIVE PRO

FORMA FINANCIAL STATEMENTS, STOCKHOLDERS SHOULD BE AWARE THAT THIS IS WHAT THE COMPANY'S FINANCIAL STATEMENTS WOULD LOOK LIKE ONLY DURING THE PERIOD AFTER WHICH IT WITHDRAWS ITS BDC ELECTION UNTIL IT ACHIEVES THE STATUS OF AN OPERATING COMPANY. As stated previously, the Company does not plan to withdraw its BDC election until it targets a viable acquisition or merger candidate.


     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO APPROVE WITHDRAWAL OF THE COMPANY'S ELECTION OF ITS STATUS AS A BUSINESS DEVELOPMENT COMPANY UNDER THE IC ACT.



                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointees named in the enclosed form of Proxy to vote in accordance with their best judgment on such matters.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposing to have any appropriate matter brought before the 1998 Annual Meeting of Stockholders, tentatively scheduled for December 29,
1998, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to Thomas B. Olson, Secretary, Equitex, Inc., 7315 East Peakview Avenue, Greenwood Executive Park, Building 8, Englewood, Colorado 80111, for receipt no later than August 28, 1998.


                                       By Order of the Board of Directors:

                                       EQUITEX, INC.



                                       Thomas B. Olson,
                                       Secretary

                                                                       EXHIBIT A
                                                                       ---------

                                  EQUITEX, INC.
                    Unaudited Pro Forma Financial Statements
                               September 30, 1997





         The following unaudited pro forma information presents the financial position, operations and cash flows of the Company at September 30, 1997 and for the nine months then ended. This unaudited pro forma information gives effect to the Company's proposed withdrawal of its election as a BDC as if it had occurred on January 1, 1997. The unaudited pro forma financial statements at September 30, 1997 are based on the assumption that the IntraNet Solutions, Inc. and RDM Sports Group investments carry no restrictions as to resale and are therefore eligible to be classified as "available-for-sale securities."

                                  EQUITEX, INC.
                                 Balance Sheets

                                                        SEPT. 30,       DEC. 31,
                                                          1997            1996
                                                      (Pro Forma-
                                                       Unaudited)
ASSETS

Current assets

    Cash ..........................................   $     21,747    $     53,795
    Accounts receivable - brokers .................            774           4,766
    Income taxes refundable .......................          2,150         166,609
    Prepaid expenses ..............................         39,779          13,776
    Trade receivables, net of allowance for
        uncollectible accounts of $9,980 and $2,943
        in 1997 and 1996, respectively ............         10,284          39,623
    Trading securities ............................        266,063
                                                      ------------    ------------

        Total current assets ......................        340,797         278,569

Furniture and equipment ...........................        145,083         145,083
    Less accumulated depreciation .................       (114,986)       (106,363)
                                                      ------------    ------------
                                                            30,097          38,720

Other assets

    Restricted cash held in escrow ................        300,000
    Investments in available-for-sale securities ..      4,724,091
    Other investments, at cost ....................        135,000
    Notes receivable, net of allowance
        for uncollectible accounts of $100
        at December 31, 1996 ......................         45,000          20,250
    Accrued interest receivable, net of
        allowance for uncollectible interest of $35          1,782           1,902
    Securities held as a BDC ......................                     10,138,562
                                                      ------------    ------------
                                                         5,205,873      10,160,714
                                                      ------------    ------------
                                                      $  5,576,767    $ 10,478,003
                                                      ============    ============

                                  EQUITEX, INC.
                                 Balance Sheets

                                                        SEPT. 30,       DEC. 31,
                                                          1997            1996
                                                      (Pro Forma-
                                                       Unaudited)
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Note payable to officer .......................   $    321,519    $
    Notes payable - others ........................        100,000
    Accounts payable and other
        accrued liabilities .......................         92,963          55,441
    Accrued liability - indemnification agreement .        564,755
    Accounts payable to brokers ...................        684,618         739,023
    Accrued bonus to officer ......................        273,568         148,106
                                                      ------------    ------------
                                                         2,037,423         942,570

Deferred income taxes .............................        196,829       2,274,650

Stockholders' equity
    Preferred stock, par value $.01;
        2,000,000 shares authorized; no
        shares issued
    Common stock, par value $.02;
        7,500,000 shares authorized;
        3,224,465 shares issued;
        3,191,115 shares outstanding ..............         64,489          64,489
    Additional paid-in capital ....................      4,447,175       4,447,175

    Retained earnings
        Accumulated deficit prior to
          becoming a BDC ..........................       (118,874)       (118,874)
        Retained earnings as a BDC ................      2,982,030            --
        Accumulated net investment loss ...........           --       (12,025,669)
        Accumulated net realized gains from
          sales and permanent write-downs
          of investments ..........................           --        11,121,234
        Unrealized net gains on investments
          (net of deferred income taxes of
          $2,484,788 in 1996 ......................           --         3,886,465
        Unrealized net holding losses .............     (2,332,950)           --
        Current year income (loss) ................     (1,585,318)
    Less: treasury stock at cost
          (33,350 shares) .........................       (114,037)       (114,037)
                                                      ------------    ------------
                                                         3,342,515       7,260,783
                                                      ------------    ------------
                                                      $  5,576,767    $ 10,478,003
                                                      ============    ============

                                  EQUITEX, INC.
                             Schedule of Investments
                                December 31, 1996

                                                 NUMBER                COST
                                                   OF                 AND/OR         FAIR
COMPANY                                       SHARES OWNED            EQUITY         VALUE
-------                                       ------------            ------         -----
AFFILIATED COMPANIES
COMMON STOCKS - PUBLIC MARKET
   METHOD OF VALUATION (c)(e)

IntraNet Solutions, Inc. (formerly
  MacGregor Sports & Fitness, Inc.)
  Document management services,
    web-based internet software,
    electronic document management
    and demand printing .................           645,085         $ 1,417,610   $ 3,193,171

RDM Sports Group (formerly
  Roadmaster Industries, Inc.)
  Manufacturer of fitness
  equipment and juvenile products .......         5,142,037           1,149,559     5,789,367

OTHER - PUBLIC MARKET METHOD
  OF VALUATION

RDM Sports Group                             8% Convertible
  Manufacturer of fitness                      Subordinated
  equipment and juvenile products .......        Debentures             150,682       130,375
                                                                    -----------   -----------

   Sub-Total
   AFFILIATED COMPANIES .................                             2,717,851     9,112,913
                                                                    -----------   -----------

UNAFFILIATED COMPANIES
COMMON STOCKS - PUBLIC MARKET
  METHOD OF VALUATION

Diametrics Medical
  Medical equipment .....................            10,000              76,883        42,500
Cambridge Holdings
  Real estate - commercial ..............            87,209              34,000        54,506
IVI Publishing
  Publishing technology .................            30,000             171,258        93,750
Meditech Pharmaceuticals, Inc.
  Antiviral products ....................           500,000              40,000        13,750
Meteor Industries
  Petroleum distributor .................             5,120              19,502        25,920
Racotek
  Medical technology ....................            50,000             317,387       212,500
Audio King
  Consumer electronics ..................            12,000              31,543        13,500

                                                                     (Continued)

                                  EQUITEX, INC.
                        Schedule of Investments (Page 2)
                                December 31, 1996


                                                 NUMBER                COST
                                                   OF                 AND/OR         FAIR
COMPANY                                       SHARES OWNED            EQUITY         VALUE
-------                                       ------------            ------         -----
UNAFFILIATED COMPANIES (CONTINUED)
COMMON STOCKS - PUBLIC MARKET
   METHOD OF VALUATION

Frontier Airlines
  Commercial air carrier ................            10,000              92,520        32,500
LaMan Corporation
  Manufacturer - decontamination
  devices ...............................            29,400              61,265        36,750
Las Vegas Discount Golf
  and Tennis
  Sporting goods retailer ...............            30,000              31,600        27,188

COMMON STOCKS - PRIVATE MARKET
  METHOD OF VALUATION (a)(e)

All Systems Go
  Software development ..................            20,000(b)           25,000        25,000
NevStar Gaming Corporation                    10,000 Series
  Gaming development ....................       A preferred              38,500        38,500
Ocean Power Technology
  Alternative energy
  research and development ..............            35,714(b)           40,000        89,285
                                                    100,000                --         250,000
Gain, Inc. ..............................
  Male vascular devices .................            20,000(b)           50,000        50,000
Juice Island
  Health food stores ....................            10,000(b)           20,000        20,000

WARRANTS (f)(e)

Juice Island
  Health food stores ....................             2,500                --            --
                                            ---------------         -----------   -----------

  Sub-total
  UNAFFILIATED COMPANIES ................                             1,049,458     1,025,649
                                                                    -----------   -----------

  Total
  ALL COMPANIES .........................                           $ 3,767,309   $10,138,562
                                                                    ===========   ===========

                                                                     (Continued)

                                  EQUITEX, INC.
                        Schedule of Investments (Page 3)
                                December 31, 1996


RESTRICTIONS AS TO RESALE

(a) Non-public company whose securities are privately owned. The Board of Directors determines fair value in good faith using cost information, but also taking into consideration the impact of such factors as available financial information of the investee, the nature and duration of any restrictions on resale, and other factors which influence the market in which a security is purchased and sold.

(b) May be sold under the provisions of Rule 144 of the Securities Act of 1933 after an initial holding period expires.

(c) Since the Company is a greater than five percent shareholder, it may be affected by a sales limitation of one percent of the investee's outstanding common stock during any three-month period.

(e) Since certain of these securities have certain restrictions as to resale, the Board of Directors determines fair value in good faith using public market information, but also taking into consideration the impact of such factors as available financial information of the investee, the nature and duration of restrictions on the disposition of securities, and other factors which influence the market in which a security is purchased and sold.

(f) Valued at higher of cost or fair market value of underlying stock less exercise price, subject to valuation adjustments as determined in good faith by the Board of Directors, taking into consideration the impact of such factors as available financial information of the investee, the nature and duration of any restrictions on resale, and other factors which influence the market in which a security is purchased and sold.

                                  EQUITEX, INC.
                            Statements of Operations
                                   (Unaudited)

                                                          FOR THE NINE MONTHS
                                                          ENDED SEPTEMBER 30,
                                                          1997            1996
                                                          ----            ----
                                                      (Pro Forma)

Revenues
   Interest and dividends .........................   $     30,731    $    195,729
   Net realized gains (losses) on the sale
       of available-for-sale securities ...........        (74,796)      1,423,946
   Consulting fees ................................           --           285,000
   Administrative fees ............................         26,315          48,532
   Net unrealized holding losses on
       trading securities .........................       (234,996)
   Miscellaneous ..................................         67,112           9,184
   Gain on sale of fixed assets ...................           --             8,334
                                                      ------------    ------------
                                                          (185,634)      1,967,225

Expenses
   Salaries and consulting fees ...................        241,017         246,949
   Officer's bonus ................................        125,462         331,397
   Office rent ....................................         26,724          22,500
   Legal and accounting ...........................         69,864          35,369
   Employee benefits ..............................        173,823         173,843
   Advertising and promotion ......................          1,959           2,428
   Other general and administrative ...............        103,972         137,034
   Interest .......................................         59,874          58,143
   Loss on indemnification agreement ..............        599,813
   Bad debt expense ...............................          7,036          (6,534)
   Depreciation and amortization ..................          8,623           7,310
                                                      ------------    ------------
                                                         1,418,167       1,008,439

Net income (loss) before income taxes .............     (1,603,801)        958,786

Income tax benefit (provision) - current ..........        (56,307)        (93,250)
Income tax benefit (provision) - deferred .........         74,790        (153,044)
Recovery of income taxes through utilization
   of net operating loss carryforward .............           --            93,250
                                                      ------------    ------------

Net income (loss) .................................   $ (1,585,318)   $    805,742
                                                      ============    ============

Net income (loss) per share .......................   $       (.50)   $        .25
                                                      ============    ============

Weighted average number of common shares ..........      3,191,115       3,212,226
                                                      ============    ============

                                  EQUITEX, INC.
                            Statements of Cash Flows
                                   (Unaudited)

                                                          FOR THE NINE MONTHS
                                                          ENDED SEPTEMBER 30,
                                                          1997            1996
                                                          ----            ----
                                                      (Pro Forma)

Cash flows from operating activities:
   Net income (loss) ..............................   $ (1,585,318)   $    805,742
      Adjustments to reconcile net income
      (loss) to net cash provided by
      operating activities:
        Depreciation and amortization .............          8,623           7,310
        Donation of stock .........................          4,136            --
        Provision for bad debts on notes
           receivable .............................           --              --
        Realized (gain) loss on sale of
           investments ............................         74,796      (1,423,946)
        Unrealized holding losses .................        234,996            --
   Proceeds from sales of investments .............        424,713       2,640,926
   Purchase of investments ........................        (61,215)     (1,759,247)
   (Issuance) of notes receivable .................        (45,000)
   Collection of notes receivable .................         20,250         116,195
   Transfer of cash to escrow account .............       (300,000)
   Gain on sale of assets .........................           --            (8,334)
   Changes in assets and liabilities:
      Decrease in interest receivable .............            120         119,938
      Decrease in other assets ....................           --             4,875
      (Increase) decrease in trade receivables ....         29,339          10,351
      (Increase) in prepaid expense ...............        (26,003)         (7,949)
      (Increase) decrease in accounts
        receivable - brokers ......................          3,992              51
      Decrease in income taxes refundable .........        164,459            --
      Increase (decrease) in accounts payable
        and other accrued liabilities .............         37,522         (58,524)
      Increase in accrued liability -
        indemnification agreement .................        564,755
      Increase (decrease) in accounts payable
        to brokers ................................        (54,405)        (59,366)
      Increase (decrease) in accrued bonus to
        officer ...................................        125,462        (176,607)
      Increase (decrease) in provision for
        deferred income taxes .....................        (74,780)        153,044
                                                      ------------    ------------

      Net cash (used) by operating
        activities ................................       (453,567)        364,359

Cash flows from investing activities:
   Purchases of fixed assets ......................                        (32,205)
   Proceeds from sales of fixed assets ............                         13,500
                                                      ------------    ------------
      Net cash (used) by investing activities .....           --           (18,705)

                                                                     (Continued)

                                  EQUITEX, INC.
                        Statements of Cash Flows (Page 2)
                                   (Unaudited)

                                                          FOR THE NINE MONTHS
                                                          ENDED SEPTEMBER 30,
                                                          1997            1996
                                                          ----            ----
                                                      (Pro Forma)

Cash flows from financing activities:
   Issuance of notes payable - officer ............   $    321,519    $       --
   Issuance of notes payable - other ..............        100,000            --
   Repayment of notes payable .....................           --              --
   Purchase of treasury stock .....................           --           (89,191)
                                                      ------------    ------------

       Net cash provided by financing activities ..        421,519         (89,191)

Increase (decrease) in cash .......................        (32,048)        256,463

Cash, beginning of period .........................         53,795         176,752
                                                      ------------    ------------

Cash, end of period ...............................   $     21,747    $    433,215
                                                      ============    ============

Supplemental disclosures of cash flow information:
       Interest paid ..............................   $     55,332    $     58,143
                                                      ============    ============

       Interest received ..........................   $     30,851    $    204,729
                                                      ============    ============

Non-cash financing activities:
       Conversion of notes receivable into
         investment in common stock ...............   $       --      $    252,020
                                                      ============    ============

                                  EQUITEX, INC.
                          Notes to Financial Statements
                             (Pro Forma - Unaudited)


NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.   Investments

         When the Company revoked its election to be a BDC on January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115").

         Management determines the appropriate classification of its investments at the time of acquisition and reevaluates such determination at each balance sheet date. Trading securities are carried at fair value, with unrealized holding gains and losses included in earnings. Available- for-sale securities are carried at fair value, with unrealized holding gains and losses, net of tax, reported as a separate component of stockholders' equity. Investments in equity securities that do not have readily determinable fair values are stated at cost, adjusted for impairments, and categorized as other investments. In determining realized gains and losses, the cost of securities sold is based on the specific identification method. Interest on corporate obligations, as well as any dividends on preferred stock are accrued at the balance sheet date.

Note 2:  Investments

         At September 30, 1997, the Company held no investments which it regarded as held-to-maturity.

         The amortized cost, gross unrealized holding gains, gross unrealized holding losses and fair value of the available-for-sale securities by major security type at September 30, 1997 were as follows:

                                          GROSS          GROSS
                                       UNREALIZED      UNREALIZED
                         AMORTIZED       HOLDING        HOLDING         FAIR
                           COST           GAINS         LOSSES          VALUE

At September 30, 1997:
   Equity securities     $2,506,425    $3,302,000    $(1,084,334)     $4,724,091

--------------------------------------------------------------------------------

                                      PROXY
--------------------------------------------------------------------------------

                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111

                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON ________ __, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Equitex, Inc. (the "Company") hereby constitutes and appoints Henry Fong and Thomas B. Olson, or either of them, as attorneys and proxies, to appear, attend and vote all of the shares of the Common Stock of Equitex, Inc. standing in the name of the undersigned at the Special Meeting of Stockholders of Equitex, Inc. to be held at the offices of Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, 1400 Glenarm Place, Third Floor, Denver, Colorado 80202, on ________ __, 1998, at 10:00 a.m., local time, and at any postponements or adjournments thereof:

     1. To consider and vote upon authorization of the Company to change the nature of its business and withdraw the Company's election as a business development company under the Investment Company Act of 1940.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

     2. To transact such other business as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSAL ONE AND FOR PROPOSAL ONE IF NO SPECIFICATION IS MADE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 1998

                                       ------------------------------------
                                       Signature(s)

                                       Address if different from that on label:

                                       ------------------------------------
                                       Street Address

                                       ------------------------------------
                                       City, State and Zip Code

                                       ------------------------------------
                                       Number of shares

Please check if you intend to be present at the meeting:  ______